CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Wells Financial Corp.(the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lonnie R. Trasamar, President and Chief Executive Officer, and James D. Moll, Treasurer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Lonnie R. Trasamar                    /s/ James D. Moll
--------------------------------------    -------------------------------------
Lonnie R. Trasamar                        James D. Moll
President and Chief Executive Officer     Treasurer
(Principal Executive Officer)             (Principal Financial and Accounting
                                          Officer)

Date:    November 5, 2004                 Date:    November 5, 2004